UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2011 (August 8, 2011)

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On August 10, 2011, Primus Telecommunications Group, Incorporated (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Of 13,398,985 shares of common stock issued and outstanding and eligible to vote as of the record date of June 15, 2011, a quorum of 11,456,431 shares, or 85.5% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following four directors were elected as members of the Board of Directors of the Company to serve two-year terms until the Company’s 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Peter D. Aquino, Mark E. Holliday, Steven D. Scheiwe and Neil S. Subin, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Peter D. Aquino	8,267,183	2,006	3,187,242
Mark E. Holliday	8,261,423	7,766	3,187,242
Steven D. Scheiwe	8,261,423	7,766	3,187,242
Neil S. Subin	8,212,960	56,229	3,187,242

2. The appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was ratified based on the following votes: 11,450,797 votes for, 1,640 votes against, 3,994 votes abstaining and no broker non-votes.

Item 8.01.	Other Events.

On August 8, 2011, the Board of Directors of the Company authorized the repurchase of up to $15 million of the Company’s common stock, exclusive of any fees, commissions or other expenses, during the period beginning August 8, 2011 through August 8, 2013 (the “Repurchase Program”). Under the Repurchase Program, the Company may repurchase shares of its common stock from time to time, directly or indirectly, in the open market or through privately negotiated transactions or block trades, in compliance with applicable securities laws and other legal requirements. The repurchases will be subject to market conditions, share price and other factors and there is no guarantee as to the exact number of shares, if any, that the Company will repurchase. The Repurchase Program may be modified, terminated or extended by the Company at any time without prior notice. The Company has established a committee consisting of its lead director, chief executive officer and chief financial officer to oversee the administration of the Repurchase Program.

On August 9, 2011, the Company issued a press release announcing the Repurchase Program, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 9, 2011, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: August 12, 2011	By:	/s/ Christie A. Hill
	Name:	Christie A. Hill
	Title:	General Counsel, Secretary and Senior Vice President, Compliance Officer